PROSPECTUS                                                        March 11, 1996




                         MENTOR INTERNATIONAL PORTFOLIO


         MENTOR INTERNATIONAL PORTFOLIO seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of issuers outside the United States. Mentor Perpetual Advisors, L.L.C. is the Portfolio's investment adviser. Shares of the Portfolio are being offered principally to institutions and high net-worth individual investors. This Portfolio may use leverage-that is, it may borrow money to purchase additional portfolio securities, which involves special risks.

         This Prospectus sets forth concisely the information about the Portfolio that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. INVESTORS CAN FIND MORE DETAILED INFORMATION IN THE MARCH 11, 1996 STATEMENT OF ADDITIONAL INFORMATION, AS AMENDED FROM TIME TO TIME. FOR A FREE COPY OF THE STATEMENT, CALL MENTOR DISTRIBUTORS, INC. AT 1-800-869-6042. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Portfolio's address is P.O. Box 1357, Richmond, Virginia 23286-0109.


                            -------------------------

                            MENTOR DISTRIBUTORS, INC.
                                   DISTRIBUTOR


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
             ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESEN-
                  TATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE SUMMARY

                  Expenses are one of several factors to consider when investing in the Portfolio. The following table summarizes an investor's maximum transaction costs from investing in the Portfolio and expenses the Portfolio expects to incur in its first full fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Portfolio over specified periods.

    SHAREHOLDER TRANSACTION EXPENSES:
    Maximum Sales Load Imposed on Purchases                                 None
    Maximum Sales Load Imposed on Reinvested Dividends                      None
    Deferred Sales Load                                                     None
    Redemption Fees                                                         None
    Exchange Fee                                                            None

               ANNUAL PORTFOLIO OPERATING EXPENSES:
               (as a percentage of average net assets)
                  Management Fees                                    0.00%
                  12b-1 Fees                                         0.00%
                  Other Expenses*                                    0.30%
                                                                     ----
                    Total Portfolio Operating Expenses*              0.30%
-----------
*Other Expenses and Total Portfolio Operating Expenses reflect a voluntary expense limitation currently in effect. In the absence of this expense limitation, Total Portfolio Operating Expenses are estimated to be 0.37%.

EXAMPLE

               An investment of $1,000 in the Portfolio would incur the following expenses, assuming 5% annual return and redemption at the end of each period:


               1 year                                                   $4

               3 years                                                  $10

               This information is provided to help investors understand the expenses of investing in the Portfolio and an investor's share of the estimated operating expenses of the Portfolio. The Example should not be considered a representation of future performance; actual expenses may be more or less than those shown.

INVESTMENT OBJECTIVE AND POLICIES

               MENTOR   INTERNATIONAL   PORTFOLIO'S   INVESTMENT   OBJECTIVE  IS
LONG-TERM CAPITAL APPRECIATION. The Portfolio is designed for institutional investors who believe that investment in a diversified portfolio of securities of issuers located outside the U.S. offers the potential for long-term capital appreciation.

               The Portfolio invests in a diversified portfolio of securities of issuers located outside the United States. The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if Mentor Perpetual believes they would help achieve the Portfolio's objective. The Portfolio may hold a portion of its assets in cash or money market instruments.

               The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued.

               It is likely that, at times, a substantial portion of the Portfolio's assets will be invested in securities of issuers in emerging markets, including under-developed and developing nations. Investment in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such markets. For example, the securities markets and legal systems in emerging markets may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in
trading  those   investments.   See  "Other  investment   practices--Foreign
securities."

               Fixed-income securities in which the Portfolio may invest will be of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by the Portfolio, the security is rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's, or at a comparable rating by another nationally recognized rating organization. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higherrated securities. The Portfolio will not be required to dispose of a security held by it if the security's rating falls below investment grade, although Mentor Perpetual will consider whether continued investment in the security is consistent with the Portfolio's investment objectives. See the Statement of Additional Information for descriptions of securities ratings assigned by Moody's and Standard & Poor's.

               Mentor Perpetual may under unusual circumstances implement temporary "defensive" strategies in order to reduce fluctuations in the value of the Portfolio's assets. At those times, the Portfolio may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments Mentor Perpetual considers consistent with such defensive strategies.

OTHER INVESTMENT PRACTICES AND RISKS

               The Portfolio may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of these practices and certain risks they may involve.

               INVESTMENTS IN SMALLER COMPANIES. The Fund may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly- available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

               Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Portfolio to dispose of such securities may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when Mentor Perpetual would otherwise have sold the security. It is possible that Mentor Perpetual or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio.

               FOREIGN SECURITIES. Investments in foreign securities entail certain risks. The Portfolio may invest in securities principally traded in foreign markets. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

               In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of the Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and the Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

               BORROWING AND LEVERAGE. The Portfolio may borrow money to invest in additional portfolio securities. This practice, known as "leverage", increases the Portfolio's market exposure and its risk. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, the Portfolio's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Portfolio must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Portfolio will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Mentor Perpetual's ability to predict market movements correctly.

               OPTIONS AND FUTURES. The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Portfolio may at times seek to hedge against fluctuations in net asset value and, to the extent consistent with applicable law, to increase its investment return.

               The Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Portfolio will be able to utilize these instruments effectively for the purposes stated above. Transactions in options and futures involve certain risks which are described below and in the Statement of Additional Information.

               Transactions in options and futures contracts involve brokerage costs and may require the Portfolio to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

               Index futures and options. The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index futures" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolio may also, to the extent consistent with applicable law, buy and sell index futures and options to increase its investment return.

               Risks related to options and futures strategies. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by the Portfolio that are the subject of a hedge. The successful use by the Portfolio of the strategies described above further depends on the ability of Mentor Perpetual to forecast market movements correctly. Other risks arise from the Portfolio's potential inability to close out futures or options positions. Although the Portfolio will enter into options or futures transactions only if Mentor Perpetual believes that a liquid secondary market exists for such options or futures contract, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Certain provisions of the Internal Revenue Code may limit the Portfolio's ability to engage in options and futures transactions.

               The Portfolio generally expects that its options transactions will be conducted on recognized exchanges. The Portfolio may in certain instances purchase and sell options in the over-the-counter markets . The Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. The Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Mentor Perpetual, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

               The Portfolio will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

               REPURCHASE AGREEMENTS AND SECURITIES LOANS. The Portfolio may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, the Portfolio lends portfolio securities. The Portfolio will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument subject to the repurchase agreement is a U.S. Government security. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

               PORTFOLIO TURNOVER. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of the Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by the Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. The Portfolio's annual portfolio turnover rate is expected to be less than 200% for the current fiscal year.



               As a matter of policy, the Trustees will not materially change the Portfolio's investment objective without shareholder approval. (Any such change could, of course, result in a change in the nature of the securities in which the Portfolio may invest and the risks involved in an investment in the Portfolio.)

MANAGEMENT OF THE PORTFOLIO

               The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. MENTOR PERPETUAL ADVISORS L.L.C., located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the Portfolio pursuant to a Management Contract between the Trust and Mentor Perpetual. MENTOR INVESTMENT GROUP, INC. ("Mentor") serves as administrator to the Portfolio. Neither Mentor Perpetual nor Mentor receives compensation from the Portfolio for the performance of such services. Mentor Perpetual is a newly organized investment advisory firm owned equally by
Perpetual plc and Mentor. The Perpetual organization currently serves as investment adviser for assets of more than $6 billion. It clients include 28 unit investment trusts and other public investment pols for over 150 clients, including private individuals, charities, pension plans, and life assurance companies. Mentor Perpetual currently serves as investment adviser to the Mentor Perpetual Global Portfolio, an open-end mutual fund which is a series of The Mentor Funds. Investment decisions for the Portfolio are made by a team of investment professionals at Mentor Perpetual. Mentor is a wholly owned subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"). Wheat First Butcher Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses.

               Mentor Perpetual makes investment decisions for the Portfolio and places the purchase and sale orders for the Portfolio's portfolio transactions. In selecting broker-dealers, Mentor Perpetual may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, Mentor Perpetual may consider sales of shares of the Portfolio (and, if permitted by law, of other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. Mentor Perpetual may at times cause the Portfolio to pay commissions to broker-dealers affiliated with Mentor Perpetual.

HOW THE PORTFOLIO VALUES ITS SHARES

               The Portfolio calculates the net asset value of its shares by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which has been determined to approximate the fair market value of such investments. All other securities and assets are valued at their fair values.

               Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as the Trustees may determine in computing net asset value. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of Portfolio shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

HOW DISTRIBUTIONS ARE MADE

               The Portfolio distributes net investment income and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. All Portfolio distributions will be invested in additional Portfolio shares, unless the shareholder instructs the Portfolio otherwise.

TAXES

               The Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Portfolio will distribute substantially all of its net investment income and capital gain net income on a current basis.

               The following is intended principally for shareholders subject to federal income taxation:

               All Portfolio distributions will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify shareholders of the amount and tax status of distributions paid by the Portfolio for the preceding year. In buying or selling securities for the Portfolio, Mentor Perpetual will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolio's shareholders.

               Shareholders of the Portfolio who are U.S. citizens or residents may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolio. If, at the end of the fiscal year of the Portfolio, more than 50% of the Portfolio's total assets are represented by securities of foreign corporations, the Portfolio intends to make an election permitted by the Internal Revenue Code to treat any foreign taxes it paid as paid by its shareholders. In that case, shareholders who are U.S. citizens, U.S. corporations, and, in some cases, U.S. residents will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

               The foregoing is a summary of certain federal income tax consequences of investing in the Portfolio. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes.
Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

PURCHASE OF SHARES

               Shares of the Portfolio are sold at the net asset value next determined after a purchase order is received by the Portfolio. Purchase orders that are received prior to the close of trading on the New York Stock Exchange on a particular day are priced according to the net asset value determined on that day.

                Mentor Distributors, Inc. ("Mentor Distributors"), 901 East Byrd Street, Richmond, Virginia 23219, serves as distributor of the Portfolio's shares. Mentor Distributors is not obligated to sell any specific amount of shares of the Portfolio.

               An investor may make an initial purchase of shares of the Portfolio by submitting a completed Trust application along with a purchase order, and by making payment to Mentor Distributors. Investors will be required to make minimum initial investments of $500,000 in the Trust and minimum subsequent investments of $25,000. Investments made through advisory accounts maintained with investment advisers registered under the Investment Advisers Act of 1940 (including "wrap" accounts) are not subject to these minimum investment requirements. The Portfolio reserves the right at any time to change the initial and subsequent investment minimums required of investors.

               Shares of the Portfolio may be purchased by (i) paying cash, (ii) exchanging securities acceptable to Mentor Perpetual, or (iii) a combination of such securities and cash. Purchase of shares of the Portfolio in exchange for securities is subject in each case to the determination by Mentor Perpetual that the securities to be exchanged are acceptable for purchase by the Portfolio. Securities accepted by Mentor Perpetual in exchange for Portfolio shares will be valued in the same manner as the Portfolio's assets as of the time of the Portfolio's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling Mentor Distributors at 1-800-869-6042.

               In all cases Mentor Perpetual or Mentor Distributors reserves the right to reject any particular investment.

REDEMPTION OF SHARES

               A shareholder may redeem all or any portion of its shares in the Portfolio at any time upon request, by following the procedures set forth below. Redemptions will be effected at the net asset value per share of the Portfolio next determined after the receipt by the Portfolio of redemption instructions in "good order" as described below. Shares may be redeemed by submitting a written request for redemption to Mentor Distributors, or to the Trust at the following address:

                           Mentor Institutional Trust
                                  P.O. Box 1357
                          Richmond, Virginia 23286-0109

               Upon receipt of a request in "good order," the Trust will determine the amount of the net asset value of the redeemed shares, based upon the net asset value of the Portfolio next determined after the redemption request has been received. A check for the proceeds will normally be mailed on the next business day.

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               If shares of the Portfolio to be redeemed represent an investment made by check, the Trust reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

               A redemption request will be considered to have been made in "good order" if the following conditions are satisfied:

                (1) the request is in writing, states the number of shares to be redeemed, and identifies the shareholder's Portfolio account number;

                (2) the request is signed by each  registered  owner  exactly as the shares are registered; and

                (3) if the  shares to be  redeemed  were  issued in  certificate form, the certificates are endorsed for transfer (or are accompanied by an endorsed stock power) and accompany the redemption request.

     The Portfolio reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect Portfolio shareholders against the possibility of fraud.

     Mentor Distributors may facilitate any redemption request. There is no extra charge for this service.

     OTHER INFORMATION CONCERNING REDEMPTION. Under unusual circumstances, the Portfolio may suspend repurchases, or postpone payment for more than seven days, as permitted by federal securities laws. In addition, the Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in the Portfolio for shares of certain other Portfolios comprising the Trust at their respective net asset values beginning 15 days after purchase. Contact Mentor Distributors for a prospectus of any of those Portfolios. Shares of the Fund are not available in all states. To exchange shares, simply complete an exchange authorization form and send it to Mentor Distributors. Exchange authorization forms are available from the Trust and from Mentor Distributors. The Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified before any such change or suspension. Consult Mentor Distributors before requesting an exchange.

MENTOR INSTITUTIONAL TRUST

     Mentor Institutional Trust is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     The Trust is an open-end series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into five series, one representing the Portfolio, the others representing other Portfolios with varying investment objectives and policies. Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as

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a single class except when required by law or determined by the Trustees. Shares of the Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of the Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Portfolio and the Trust are not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

     In the interest of economy and convenience, the Portfolio will not issue certificates for its shares except at the shareholder's request.

CUSTODIAN AND TRANSFER AND DIVIDEND AGENT

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the Portfolio's custodian. State Street Bank and Trust Company, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Portfolio's transfer and dividend agent.

PERFORMANCE INFORMATION

     Yield and total return data may from time to time be included in advertisements about the Portfolio. The Portfolio's "yield" is calculated by dividing the Portfolio's annualized net investment income per share during a recent 30-day period by its net asset value on the last day of that period. "Total return" for the life of the Portfolio through the most recent calendar quarter represents the actual rate of return on an investment of $1,000 in the Portfolio over the period. The Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolio describing the background and professional experience of the Portfolio's investment adviser or its investment personnel.

     All data is based on the Portfolio's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Portfolio's investments, and the Portfolio's operating expenses. Investment performance also often reflects the risks associated with the Portfolio's investment objectives and policies. These factors should be considered when comparing the Portfolio's investment results to those of other mutual funds and other investment vehicles.


                                      -10-


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     No  person  has  been  authorized  to give any  information  or to make any representations other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made. This Prospectus omits certain information contained in the Registration Statement, to which reference is made, filed with the Securities and Exchange Commission. Items which are thus omitted, including contracts and other documents referred to or summarized herein, may be obtained from the Commission upon payment of the prescribed fees.

     Additional information concerning the secu rities offered hereby and the Portfolio is to be found in the Registration Statement, including various exhibits thereto and financial statements included or incorporated therein, which may be inspected at the office of the Commission.



                                     MENTOR
                                  INTERNATIONAL
                                    PORTFOLIO









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                                   PROSPECTUS

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                            Mentor Distributors, Inc.







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